UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

               Date of Report (Date of earliest reported) January 27, 2004

AMERICAN SHARED HOSPITAL SERVICES

(Exact name of registrant as specified in its chapter)

California (State or other jurisdiction of incorporation)	0-8789 (Commission File Number)	94-2918118 (IRS Employer Identification No.)

Four Embarcadero Center, Suite 3700, San Francisco, CA	94111
(Address of principal executive offices)	(Zip Code)

               Registrant’s telephone number, including area code 415-788-5300

(Former name or former address, if changed since last report)

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9: REGULATION FD DISCLOSURE
SIGNATURE
Exhibit 99.1

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

               (c) Exhibits

               99.1      Earnings Press Release, dated 01/27/04

ITEM 12: RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On January 27, 2004, the Company announced its financial results for the three months and year ended December 31, 2003. A copy of the press release containing the announcement is included as Exhibit 99.1 to this Current Report and is incorporated herein by reference. The Company does not intend for this exhibit to be incorporated by reference into future filings under the Securities Exchange Act of 1934. The foregoing information is provided pursuant to Item 12 (Results of Operations and Financial Condition) of Form 8-K.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 27, 2004	American Shared Hospital Services

	By:	/s/ Ernest A. Bates, M.D. Ernest A. Bates, M.D. Chairman and CEO